UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2017

Bank of Marin Bancorp

(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction	(File number)	(I.R.S. Employer
of incorporation)		Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On July 6, 2017, the board of directors of Bank of Marin Bancorp (the “Company”) approved a Rights Agreement by and between the Company and Computershare Trust Company, N.A. (the “Rights Agreement”).  The Rights Agreement was subsequently entered into on July 6, 2017.

Pursuant to the Rights Agreement, on July 6, 2017, the board of directors of the Company declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, no par value, of the Company.  The dividend is payable on July 23, 2017, to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Bancorp one one-hundredth of a share of Series A Junior Participating Preferred Stock, no par value (the “Preferred Shares”), of the Company at a price of $90.00 per one one-hundredth of a Preferred Share, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, a copy of which was submitted with the Company’s Form 8-A filed with the Commission on July 6, 2017.

SECTION 3 — SECURITIES AND TRADING MARKETS

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

SECTION 8 — OTHER EVENTS

Item 8.01 Other Events.

On July 6, 2017, the Company issued a press release announcing the adoption of the Rights Agreement, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

The following exhibit is included with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release, dated as of July 6, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2017	BANK OF MARIN BANCORP

	by:	/s/ RUSSELL A. COLOMBO
Russell A. Colombo
President
and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated as of July 6, 2017.